Important Notice
Please Read Immediately

                                    Aquilasm
                                 Group of Funds


                            Tax Free-Fund of Colorado
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                                 on May 20, 2002


To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Fund of Colorado (the "Fund"), will be held:

Place:            (a)      Loews Denver Hotel, Verona Room
                           4150 East Mississippi Avenue
                           Denver, Colorado;

Time:             (b)      on May 20, 2002
                           at 10:30 a.m. local time;

Purposes:         (c)      for the following purposes:

                    (i) to elect seven Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected(Proposal No. 1);

                    (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Fund's independent auditors for the fiscal year ending December 31, 2002 (Proposal No. 2);


                    (iii)to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:           (d)      To vote at the Meeting, you must have been a
                           shareholder on the Fund's records at the close of business on March 18, 2002 (the "record date"). Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary





April 2, 2001

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                            Tax-Free Fund of Colorado
            380 Madison Avenue, Suite 2300, New York, New York 10017
                                 Proxy Statement

                                  Introduction

     The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Fund of Colorado (the "Fund"). The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     The  Fund's  founder  and  Manager  (the  "Manager")  is Aquila  Management
Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's Investment
Sub-Adviser (the "Sub-Adviser" or "KPM") is KPM Investment Management, Inc., 1600 Broadway, Denver, Colorado 80202.

     A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor at that address or by calling 800-437-1020 toll-free or 212-697-6666.

     This Notice and Proxy Statement are first being mailed on or about April 2, 2002.

     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, you may vote in one of three ways:


        (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

        (2) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

        (3) Internet Voting

     To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided above or contacting the Fund's Internet address described above, entering your control number and revoking your previous vote.

         Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter or otherwise counted as present in determining voting results.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Fund had three classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.36; Class C Shares, $10.34; and Class Y Shares, $10.38. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the selection of independent auditors. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 18,377,377; Class C Shares, 275,477; and Class Y Shares, 542,607.

     On the record date, the following holders held 5% or more of the outstanding shares of a class of Fund shares. On the basis of information received from the institutional holders the Fund's management believes that all of the shares indicated are held by them for the benefit of clients

                                 Number of shares             Percent of class
Name and address
of the holder of record

Institutional 5% shareholders
                                       Class C Shares

First Clearing Corporation             29,762                       10.80%
Fay I Heyne
1950 S Dayton St  231
Denver CO

U. S.Bancorp                           24,124                       8.76%
U S Bancorp Center
800 Nicollet Mall
Minneapolis MN

A G Edwards Sons Inc Fbo               19,275                       7.00%
William H Bolton
One North Jefferson
St Louis MO

Paine Webber for the
benefit of                             13,922                       5.05%
Carol W Litchfield
3312 Shore Road
Fort Collins CO



                                       Class Y Shares

Alpine Trust & Asset
Management                             256,891                     47.34%
225 N 5th St
Grand Junction CO


Merrill Lynch Pierce
Fenner & Smith for the sole
benefit of                             108,796                     20.05%
 its customers
4800 Deer Lake Dr East 2nd Floor
Jacksonville FL


 Haws & Co                              71,149                     13.11%
C/O Guaranty Bank & Trust
6200 S Syracuse Way Suite 100
Greenwood Village CO


The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, seven Trustees are to be elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

     The Trustees and officers as a group own less than 1% of the outstanding shares of the Fund.


         The following material includes the name, positions with the Fund, address, date of birth and business experience during at least the past five years of each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in June 2001.


Trustees
and Officers
                                                                       Number of
                         Positions Held                                Portfolios in
                         with                                          Fund Complex
                         Fund                                          Overseen by
Name, Address(1)         and Length of    Principal Occupation(s)      Trustee          Other Directorships
                                                                       -------
and Date of Birth        Service (2)      During Past 5 Years                            Held by Trustee
-----------------        -----------                                                     ---------------

Interested Trustees(3)


Lacy B. Herrmann         Chairman of      Founder and Chairman of the         14      Director or trustee, OCC Cash
New York, NY             the Board of     Board, Aquila Management                    Reserves, Inc., OCC
(05/12/29)               Trustees since   Corporation, the sponsoring                 Accumulation Trust,
                         1987             organization and Manager or                 Oppenheimer Quest Value Funds
                                          Administrator and/or Adviser or             Group, Oppenheimer Small Cap
                                          Sub-Adviser to the Aquilasm Group           Value Fund, Oppenheimer Midcap
                                          of Funds (4) and Founder,                   Fund, and Oppenheimer
                                          Chairman of the Board of Trustees           Rochester Group of Funds.
                                          and (currently or until 1998)
                                          President of each since its
                                          establishment, beginning in 1984;
                                          Director of the Distributor since 1981
                                          and formerly Vice President or
                                          Secretary, 1981-1998; President and a
                                          Director, STCM Management Company,
                                          Inc., sponsor and investment adviser
                                          to Capital Cash Management Trust and
                                          Capital Cash U.S. Government
                                          Securities Trust since 1973; Trustee
                                          Emeritus, Brown University and active
                                          in university, school and charitable
                                          organizations.

Diana P. Herrmann        Trustee since    President and Chief Operating       9       None
New York, NY             2000 and         Officer of the Manager since
(02/25/58)               President        1997, a Director since 1984,
                         since 1999       Secretary since 1986 and
                                          previously its Executive Vice
                                          President, Senior Vice President
                                          or Vice President, 1986-1997;
                                          President, Senior Vice President
                                          or Executive Vice President of
                                          the Aquilasm Group of Funds since
                                          1986; Director of the Distributor
                                          since 1997; trustee, Reserve
                                          Money-Market Funds, 1999-2000 and
                                          Reserve Private Equity Series,
                                          1998-2000; active in mutual fund
                                          and trade organizations and in
                                          charitable and volunteer
                                          organizations.








Non-Interested Trustees

Tucker Hart Adams        Trustee since    President, The Adams Group, Inc.,   2       Director, Touch
Colorado Springs,        1989             an economic consulting firm,                America(telecom), Colorado
CO                                        since 1989; formerly Chief                  Health Facilities Authority,
(01/11/38)                                Economist, United Banks of                  Avista Laboratories, Inc., and
                                          Colorado; currently or formerly             Mortgage Analysis Computer
                                          active with numerous professional           Corporation.
                                          and community organizations.

Gary C. Cornia           Trustee since    President, the National Tax         2              None
Orem, UT                 2000             Association; Professor and Chair
(06/24/48)                                of the Executive Committee, the
                                          International Center for Land Policy
                                          Studies and Training Institute,
                                          Taipei, Taiwan; formerly Associate
                                          Dean, Marriott School of Management,
                                          Brigham Young University, 1991-2000;
                                          Chair, Utah Governor's Tax Review
                                          Committee since 1993; Faculty
                                          Associate, the Land Reform Training
                                          Institute, Taipei, Taiwan and The
                                          Lincoln Institute of Land Policy,
                                          Cambridge, Massachusetts.

John C. Lucking          Trustee since    President, Econ-Linc, an economic   2       Director, New Mexico and
Phoenix, AZ              2000             consulting firm, since 1995;                Arizona Land Company.
(05/20/43)                                formerly Consulting Economist,
                                          Bank One Arizona and Chief
                                          Economist, Valley National Bank;
                                          member, Arizona's Joint
                                          Legislative Budget Committee
                                          Economic Advisory Panel and the
                                          Western Blue Chip Economic
                                          Forecast Panel; director Northern
                                          Arizona University Investment
                                          Committee since 1997; member,
                                          various historical, civic and
                                          economic associations.
Anne J. Mills            Trustee since    President, Loring Consulting        6             None
Castle Rock, CO          1987             Company since 2001; Vice
(12/23/38)                                President for Business Affairs,
                                          Ottawa University, 1992-2001; IBM
                                          Corporation, 1965-1991, Budget Review
                                          Officer, the American Baptist
                                          Churches/USA, 1994-1997; director, the
                                          American Baptist Foundation and
                                          formerly trustee, Brown University.

J. William Weeks         Trustee since    Retired; limited partner and        4             None
Palm Beach, FL           1995             investor in various real estate
(06/22/27)                                partnerships since 1988; formerly
                                          Senior Vice President or Vice
                                          President of the Aquila Bond Funds;
                                          and Vice President of the Distributor.

Officers
James M. McCullough      Senior Vice      Senior Vice President or Vice       N/A         N/A
Portland, OR (06/11/45)  President        President of five Aquila Bond and
                         since 1999       Equity Funds; Senior Vice
                                          President  of the Distributor
                                          since 2000; Director of Fixed
                                          Income Institutional Sales, CIBC
                                          Oppenheimer & Co. Inc., Seattle,
                                          WA, 1995-1999.

Jerry G. McGrew          Senior Vice      President of the Distributor        N/A        N/A
New York, NY (06/18/44)  President        since 1998, Registered Principal
                         since 1997       since 1993, Senior Vice
                                          President, 1997-1998 and Vice
                                          President, 1993-1997; Senior Vice
                                          President, Aquila Rocky Mountain
                                          Equity Fund and four Aquila Bond
                                          Funds and Vice President,
                                          Churchill Cash Reserves Trust,
                                          1995-2001.

Jordana Everitt          Vice President   Vice President, Tax-Free Fund of    N/A           N/A
Englewood, CO            since 2001       Colorado and Aquila Rocky
(08/07/72)                                Mountain Equity Fund since 2001,
                                          Assistant Vice President of each
                                          during 2001; Financial Advisor, Morgan
                                          Stanley Dean Witter, 1998-2000;
                                          Associate Financial Consultant,
                                          Merrill Lynch, Pierce, Fenner & Smith,
                                          1995-1998.

Rose F. Marotta          Chief            Chief Financial Officer of the     N/A        N/A
New York, NY             Financial        Aquilasm Group of Funds since
(05/08/24)               Officer since    1991 and Treasurer, 1981-1991;
                         1991             Treasurer and Director, STCM
                                          Management Company, Inc., since
                                          1974; Treasurer of the Manager
                                          since 1984 and of the
                                          Distributor, 1985-2000.

Joseph P. DiMaggio       Treasurer        Treasurer of the Aquilasm Group    N/A        N/A
New York, NY             since 2000       of Funds and the Distributor
(11/06/56)                                since 2000; Controller, Van Eck
                                          Global Funds, 1993-2000.

Edward M. W. Hines       Secretary        Partner, Hollyer Brady Smith &     N/A        N/A
New York, NY             since 1987       Hines LLP, legal counsel to the
(12/16/39)                                Fund, since 1989; Secretary of
                                          the Aquilasm Group of Funds.

Robert W. Anderson       Assistant        Compliance Officer of the          N/A        N/A
New York, NY (08/23/40)  Secretary        Manager since 1998 and Assistant
                         since            2000 Secretary of the Aquilasm Group
                                          of Funds since 2000; Consultant, The
                                          Wadsworth Group, 1995-1998.

John M. Herndon          Assistant        Assistant Secretary of the         N/A        N/A
New York, NY (12/17/39)  Secretary        Aquilasm Group of Funds since
                         since            1995 and Vice President of the
                         1995             five Aquila Money-Market Funds
                                          since 1990; Vice President of
                                          the Manager since 1990.

Lori A. Vindigni         Assistant        Assistant Treasurer of the         N/A        N/A
New York, NY             Treasurer        Aquilasm Group of Funds since
(11/02/66)               since 2000       2000; Assistant Vice President
                                          of the Manager since 1998; Fund
                                          Accountant for the Aquilasm
                                          Group of Funds, 1995-1998.


(1) The mailing address of each Trustee and officer is c/o Tax-Free Fund of Colorado, 380 Madison Avenue, New York, NY 10017.

(2) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(3) Mr. Herrmann and Ms. Herrmann are interested persons of the Fund, as that term is defined in the 1940 Act, as officers of the Fund and affiliates of both the Manager and the Distributor. Each is also an interested person as a member of the immediate family of the other.

(4) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Capital Cash Management Trust and Capital Cash U.S. Government Securities Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds"; considered together, these 14 funds are called the "Aquilasm Group of Funds."

      Securities Holdings of Trustees
              (as of 12/31/01)



              Dollar Range of                Aggregate Dollar Range of
Name of       Ownership in Tax-Free Fund     Ownership in Aquilasm Investment
Trustee       of Colorado (1)                Companies Overseen by Trustee (1)
-------                                      -----------------------------

Interested Trustees

Lacy B. Herrmann                B              E
Diana P. Herrmann               B              D


Not interested Trustees

Tucker H. Adams                 B              B
Gary C. Cornia                  B              B
John C. Lucking                 C              C
Anne J. Mills                   C              D
J. William Weeks                B              C

(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000


         None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.


     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended December 31, 2001, the Fund paid a total of $73,077 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and equity funds. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquilasm Group of Funds during the Fund's fiscal year. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.


                                    Compensation             Number of
                                    from all                 boards on
              Compensation          funds in the             which the
              from the              Aquilasm                 Trustee
Name          Fund                  Group of Funds           serves





Tucker H.
Adams             $8,500            $11,000                   2

Gary C.
Cornia            $7,650            $11,850                   2

John C.
Lucking          $8,350             $17,700                   2

Anne J.
Mills            $8,350             $37,550                   6

J. William
Weeks             $9,350            $18,400                   2


     Class A Shares may be purchased without a sales charge by certain of the Fund's Trustees and officers.

     The Fund's Manager is Manager or Administrator to the Aquilasm Group of Funds. As of February 28, 2002, these funds had aggregate assets of approximately $3.5 billion, of which approximately $2.0 billion consisted of assets of the tax-free municipal bond funds. The Manager is controlled by Mr. Lacy B. Herrmann , through share ownership directly, through a trust and by his wife. During the fiscal year ended December 31, 2001 the Fund paid $952,765 in management fees.


     During the fiscal year ended December 31, 2001, $92,520 was paid under Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $4,719 was retained by the Distributor. With respect to Class C Shares, during the same period $9,360 was paid under Part II of the Plan and $3,121 was paid under the Shareholder Services Plan. Of these total payments of $12,481, the Distributor received $7,274. All of such payments were for compensation.

     The Distributor currently handles the distribution of the shares of fourteen funds (five money-market funds, seven tax-free municipal bond funds and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by current employees of Aquila Management Corporation.



Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are not "interested persons" of the Fund, as that term is defined in the 1940 Act. The members of the Audit Committee are Tucker Hart Adams, Gary C. Cornia, John C. Lucking, Anne J. Mills and J. William Weeks. None of the members of the Audit Committee is an "interested person" of the Fund. The Committee (i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. The Committee held one meeting during the Fund's last fiscal year. During the Fund's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee). The Board of Trustees does not have a nominating committee.

         Since the beginning of the Fund's most recently completed fiscal year, no Trustee purchased or sold shares of the Manager, Sub-Adviser or the parents or subsidiaries of either.


                            Ratification or Rejection
                                 of Selection of
                              Independent Auditors
                                (Proposal No. 2)

         KPMG LLP (KPMG"), which is currently serving as the Fund's independent auditors, has been selected by the Fund's Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent auditors for the fiscal year ending December 31, 2002. Such selection is submitted to the shareholders for ratification or rejection.



     The Fund paid the following fees to KPMG during the fiscal year ended December 31, 2001.

Audit Fees:                                                   $17,000

Financial Information
Systems Design and Implementation             0

All Other Fees                                                $7,378

         (Fees for preparation
          of the Fund's tax
          returns, review of Forms 1099
          for the Fund's shareholders and other services.)

     KPMG did not perform any services during the fiscal year for the Fund's investment adviser (the "Manager") or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

                  The Audit Committee of the Fund's Board of Trustees, has reviewed all services performed and fees charged by KPMG and has determined that the provision of non-audit services reflected in the table is compatible with maintaining KPMG's independence. The Committee has recommended to the Trustees that KPMG be reappointed for the fiscal year ending December 31, 2002.


     KPMG has no direct or indirect financial interest in the Fund, the Manager or the Sub-Adviser. It is expected that representatives of KPMG will not be present at the meeting but will be available should any matter arise requiring their presence.


                                   Receipt of
                              Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Fund will so advise you.

     The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

     The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                            Tax-Free Fund of Colorado

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           to be held on May 20, 2002

                                 PROXY STATEMENT

                             Aquilasm Group of Funds
                            TAX-FREE FUND OF COLORADO

                   PROXY FOR SHAREHOLDERS MEETING May 20, 2002
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned shareholder of TAX-FREE FUND OF COLORADO (the "Fund) does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Monday, May 20, 2002 at the Loews Denver Hotel, Verona Room, 4150 East Mississippi Avenue, Denver, Colorado at 10:30 a.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.


         Annual Meeting Attendance

     We encourage you to attend the Annual Meeting of  Shareholders.  If you can
join  us,   please   so   indicate   on  the   proxy   card  or   e-mail  us  at
info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         Telephone
         1-800-690-6903

     To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet voting

     To vote your shares by the Internet, contact the Fund at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

     Annual Meeting Attendance We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please indicate it on the proxy card or e-mail us at info@aquilafunds.com


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
-----------------------------------------------------------------
  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

      TAX-FREE FUND OF COLORADO

     For address changes and/or comments, please check this box and write them on the back where indicated. [_]

1.       Vote on Trustees
         (Proposal No.1 in Proxy Statement)

      Election of Trustees

     1)Lacy B. Herrmann*; 2) Tucker Hart Adams; 3) Gary C. Cornia; 4) Diana P. Herrmann*; 5) John C. Lucking; 6) Anne J. Mills; 7) J. William Weeks


* interested Trustees
                --
               [__]       For all
                --
               [__]       Withhold all
                --
               [__]       For all except


     To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.

----------------

[bolded in printed form]

     Management recommends a vote For all nominees listed above and For the proposal listed below. The shares represented hereby will be voted as indicated below or For if no choice is indicated

         2. Action on selection of KPMG LLP
       as independent auditors (Proposal No.2 in Proxy Statement)

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

     As to any other matter said proxies shall vote in accordance with their best judgment.

     Please indicate if you plan to attend one of the Shareholder Meetings. If you mark one of the boxes below, you must return the proxy card by mail to have this information recorded.


         I plan to attend the annual meeting in Denver [__]


         I plan to attend the outreach meeting in Colorado Springs [__]


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)